UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2020

CANCER GENETICS, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGIX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2020, Cancer Genetics, Inc. (the “Company” or “CGI”) entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (“Wainwright”), pursuant to which the Company may offer and sell, from time to time through Wainwright, shares of its common stock, par value $0.0001 per share (“Common Stock”), for aggregate gross proceeds of up to $2,400,000 (the “Shares”). The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3 (File No. 333-239497) and the related prospectus, as supplemented by a prospectus supplement dated December 2, 2020 and filed with the Securities and Exchange Commission on such date pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the ATM Agreement, Wainwright may sell the Shares in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act, including sales made directly on or through the Nasdaq Capital Market. If agreed to in a separate terms agreement, the Company may sell Shares to Wainwright as principal, at a purchase price agreed upon by Wainwright and the Company. Wainwright may also sell Shares in negotiated transactions with the Company’s prior approval. The offer and sale of the Shares pursuant to the ATM Agreement will terminate upon the earlier of (a) the issuance and sale of all of the Shares subject to the ATM Agreement or (b) the termination of the ATM Agreement by Wainwright or the Company pursuant to the terms thereof. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

The Company has agreed to pay Wainwright a commission of 3.0% of the aggregate gross proceeds from any Shares sold by Wainwright and to provide Wainwright with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse Wainwright for certain specified expenses in connection with entering into the ATM Agreement. The ATM Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

A copy of the ATM Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the terms of the ATM Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Lowenstein Sandler LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events.

Merger Litigation

On August 21, 2020, CGI entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with StemoniX, Inc., a Minnesota corporation (“StemoniX”), and CGI Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of CGI (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by CGI’s stockholders and StemoniX’s shareholders, Merger Sub will be merged with and into StemoniX, with StemoniX surviving the merger as a wholly-owned subsidiary of CGI (the “Merger”).

On November 10, 2020, a purported stockholder of the Company filed a complaint against the Company, CGI Acquisition, Inc., the directors of the Company and StemoniX in the District Court of Delaware, entitled, Jason Kauffman v. Cancer Genetics, Inc. et al. The complaint (the “Kaufman Complaint”) alleges that the Company’s Registration Statement on Form S-4, as filed with the SEC on October 16, 2020 related to the Merger (the “Registration Statement”), omitted to disclose certain material information allegedly necessary to make statements made in the Registration Statement not misleading and/or false, in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder. The complaint seeks injunctive relief enjoining the Merger and costs, among other remedies.

On November 13, 2020, a purported stockholder of the Company filed a complaint against the Company, the chief executive officer of the Company and the directors of the Company in the United States District Court for the Southern District of New York, entitled, Scott Sawin v. Cancer Genetics, Inc. et al. On November 19, 2020, a purported stockholder of the Company filed a complaint against the Company and the directors of the Company in the United States District Court for the Southern District of New York, entitled, Carlos Juan Pastrana v. Cancer Genetics, Inc. et al. On November 19, 2020, a purported stockholder of the Company filed a complaint against the Company and the directors of the Company in the United States District Court for the District of New Jersey, entitled, Joshua Dunn v. Cancer Genetics, Inc. et al. On November 23, 2020, a purported stockholder of the Company filed a complaint against the Company and the directors of the Company in the United States District Court for the District of New Jersey, entitled, Matthew Haller v. Cancer Genetics, Inc. et al. On November 25, 2020, a purported stockholder of the Company filed a complaint against the Company and the directors of the Company in the United States District Court for the District of New Jersey, entitled, Steve Prentiss v. Cancer Genetics, Inc. et al. On December 1, 2020, a purported stockholder of the Company filed a complaint against the Company and the directors of the Company in the United States District Court for the Southern District of New York, entitled, Virginia Weiderman v. Cancer Genetics, Inc. et al. Each of the foregoing six complaints allege facts and seek relief substantially similar to the Kaufman Complaint.

The Company believes that the claims asserted in the lawsuits described above are without merit and intends to vigorously defend the Company, CGI Acquisition, Inc. and the director and officer defendants against these claims, as applicable, however, there can be no assurance that the defendants will prevail in such lawsuits. The Company is not able to estimate any possible loss from these litigations at this time. It is possible that additional lawsuits may be filed in connection with the proposed Merger with StemoniX.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	At The Market Offering Agreement by and between Cancer Genetics, Inc. and H.C. Wainwright & Co., LLC, dated December 2, 2020.
5.1	Opinion of Lowenstein Sandler LLP.
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cancer Genetics, Inc.
December 2, 2020
	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	President and Chief Executive Officer